SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 27, 2009 (October 27, 2009)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51435	20-2535684
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
1380 Rt. 286 East, Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.1
Item 2.02. Results of Operation and Financial Condition.
     On October 27, 2009, Superior Well Services, Inc. issued a press release announcing its financial condition and results of operations for the third quarter of 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Other Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued October 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer

Dated: October 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued October 27, 2009